UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 9, 2022 (December 7, 2022)
Commission File Number 1-3671
GENERAL DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			13-1673581
State or other jurisdiction of incorporation or organization			I.R.S. Employer Identification No.

11011 Sunset Hills Road	Reston,	Virginia	20190
Address of principal executive offices			Zip code

(703) 876-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 7, 2022, the Board of Directors (the “Board”) of General Dynamics Corporation (the “Corporation”) amended and restated the Corporation’s bylaws (the “A&R Bylaws”), effective as of such date, to update certain aspects of the advance notice bylaws and to add certain provisions regulating the conduct of meetings of stockholders.
With respect to the advance notice bylaws, Section 10 and Section 11 of Article II of the A&R Bylaws have been amended to (i) update the procedures and information requirements for the nomination of directors and the proposal of business for consideration at meetings of stockholders, including with respect to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended and (ii) provide the Board and chairman of the meeting of stockholders with the power and duty to determine whether, in certain specified circumstances, a nomination shall be disregarded or business proposal shall not be transacted.
With respect to the conduct of meetings of stockholders, Section 13 of Article II of the A&R Bylaws has been amended to include additional rules, regulations and procedures that the Board may adopt or the chairman of the meeting of stockholders may prescribe.
Additionally, the A&R Bylaws include other changes intended to clarify and conform various provisions of the A&R Bylaws to the General Corporation Law of the State of Delaware and to other provisions of the A&R Bylaws, and to make certain non-substantive changes and updates.
The foregoing summary is qualified in its entirety by reference to the text of the A&R Bylaws of the Corporation, filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

3.2	Amended and Restated Bylaws of General Dynamics Corporation (as amended effective December 7, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: December 9, 2022